Exhibit 10.1

AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

Crdentia Corp.

This Amendment to Registration Rights Agreement (this “Amendment”), effective as of November 30, 2007, is made by and among Crdentia Corp., a Delaware corporation (the “Company”), and the several holders signatory hereto (each, a “Holder” and collectively, the “Holders”), with reference to the following facts:

WHEREAS, the Company and the Holders are parties to that certain Registration Rights Agreement dated as of October 26, 2007 (the “Agreement”);

WHEREAS, the Holders hold a majority in interest of the currently outstanding Registrable Securities;

WHEREAS, pursuant to Section 6(d) of the Agreement, and in order to increase the likelihood that the Securities and Exchange Commission will permit the registration of the remaining Registrable Securities on a resale registration statement pursuant to Rule 415 under the Securities Act of 1933, as amended, the parties desire to amend the Agreement to eliminate the requirement that the Company file a Registration Statement covering the Warrant Shares;  and

WHEREAS, the parties desire to clarify the definition of Closing Date in the Agreement.

NOW, THEREFORE, the parties agree as follows:

1.                                       Amendment of Section 1 Definitions.

(a)           The following definition is hereby added to Section 1 of the Agreement:

“Closing Date” means the date of the final Closing under the Purchase Agreement, or November 12, 2007.

(b)           The definition of Registrable Securities is hereby replaced in its entirety by the following:

“Registrable Securities” means: (i) the Shares and (ii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event, or any exercise price adjustment with respect to any of the securities referenced in (i) above.

2.             Amendment of Section 2.  The following sentence is hereby deleted in its entirety from Section 2(a):

“The initial Registration Statement shall cover all of the Shares and Warrant Shares.”

3.             Execution and Counterparts.  This Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to

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the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

4.             Definitions.  Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Agreement.

5.             Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be determined in accordance with the provisions of the Agreement.

6.             Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties.

7.             Headings.  The headings in this Amendment are for convenience only, do not constitute a part of this Amendment, and shall not be deemed to limit or affect any of the provisions hereof.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first written above.

CRDENTIA CORP.

By:	/s/ John Kaiser
Name: John Kaiser
Title: Chief Executive Officer

[Signature Page to Amendment to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

Name of Holder: MedCap Partners L.P.

Signature of Authorized Signatory of Holder:	/s/ C. Fred Toney

Name of Authorized Signatory:	C. Fred Toney

Title of Authorized Signatory:	Managing Member of the General Partner

[Signature Page To Amendment to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

Name of Holder: MedCap Offshore Partners L.P.

Signature of Authorized Signatory of Holder:	/s/ C. Fred Toney

Name of Authorized Signatory:	C. Fred Toney

Title of Authorized Signatory:	Managing Member of the General Partner

[Signature Page To Amendment to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

Name of Holder: FatBoy Capital, L.P.

Signature of Authorized Signatory of Holder:	/s/ David A. Jenkins

Name of Authorized Signatory:	David A. Jenkins

Title of Authorized Signatory:	Managing Member of General Partner

[Signature Page To Amendment to Registration Rights Agreement]